UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 S. 4th Street
Las Vegas, Nevada	89101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 359-4666

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 2, 2024, CLS Holdings USA, Inc. (the “Company”) completed a private placement of $930,000 original principal amount of Secured Promissory Notes. The Secured Promissory Notes bear interest at 16% annually and are secured by the Company’s and its subsidiaries’ otherwise unencumbered assets permitted to be pledged by law. The Secured Promissory Notes mature on July 8, 2025.

Item 3.02         Unregistered Sales of Equity Securities

On January 2, 2024, the Company completed a private placement of $1,080,000 original principal amount of Unsecured Debentures. The Unsecured Debentures bear interest at 16% annually, are convertible to the Company’s Common Stock, par value $0.001 per share, at the option of the Company on or before January 15, 2024, at a conversion price of $0.0333 per share. The Company intends to convert the Unsecured Debentures to shares of the Company’s Common Stock before January 15, 2024.

The Company issued the Unsecured Debentures pursuant to a private placement under Rule 506(b) of the Securities Act of 1933, as amended (the “Act”). The purchasers of the Unsecured Debentures are all accredited investors, as defined in Rule 501(a) of the Act.

Item 9.01         Financial Statements and Exhibits

Exhibits

10.1	Form of Unsecured Debenture
10.2	Unsecured Debenture with Sunny Isles Management ($360,000)*
10.3	Unsecured Debenture with Ian Whitmore ($170,000)*
10.4	Unsecured Debenture with LEM Investments LLC ($270,000)*
10.5	Unsecured Debenture with Patrick Haldan ($270,000)*
10.6	Form of Secured Promissory Note
10.7	Secured Promissory Note with FK Legacy Trust ($465,000)*
10.8	Secured Promissory Note with LEM Investments LLC ($465,000)*
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Pursuant to Instruction 2 to Item 601 of Regulation S-K, document not filed because essentially identical in terms and conditions to Exhibit 10.1 or Exhibit 10.6, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: January 8, 2024	By: /s/ Andrew Glashow
Andrew Glashow Chairman and Chief Executive Officer